Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 29, 2008, is entered into among HEALTH NET, INC., a Delaware corporation (the “Borrower”), the Lenders and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders party thereto, and the Administrative Agent entered into that certain Credit Agreement dated as of June 25, 2007 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth; and

WHEREAS, the Required Lenders have agreed to such modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 1 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendment to Section 7.09. The second clause “(d)” and the second clause “(e)” of Section 7.09 of the Existing Credit Agreement are hereby amended to read clause “(h)” and clause “(i)” respectively.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Required Lenders and the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.3 References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.4 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.5 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.7 General. Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWER:	HEALTH NET, INC., a Delaware corporation

	By:	/s/ Joseph C. Capezza
	Name:	Joseph C. Capezza
	Title:	Chief Financial Officer

FIRST AMENDMENT

Health Net, Inc.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

FIRST AMENDMENT

Health Net, Inc.

LENDERS:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender as a Lender

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

FIRST AMENDMENT

Health Net, Inc.

JPMorgan Chase Bank N.A.

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Executive Director

FIRST AMENDMENT

Health Net, Inc.

CITIBANK, N.A.

By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President

FIRST AMENDMENT

Health Net, Inc.

Wells Fargo Bank, N.A.

By:	/s/ Paul K. Stimpel
Name:	Paul K. Stimpel
Title:	Senior Vice President

FIRST AMENDMENT

Health Net, Inc.

Union Bank of California, N.A. as a Lender

By:	/s/ Patricia A. Dorsey
Name:	Patricia A. Dorsey
Title:	Vice President

FIRST AMENDMENT

Health Net, Inc.

U.S. Bank National Association as a Lender

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

FIRST AMENDMENT

Health Net, Inc.

THE BANK OF NOVA SCOTIA

By:	/s/ R. Gass
Name:	R. Gass
Title:	Managing Director

FIRST AMENDMENT

Health Net, Inc.

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

FIRST AMENDMENT

Health Net, Inc.

Mega International Commercial Bank Silicon Valley Branch

By:	/s/ Kuang Hua Wei
Name:	Kuang Hua Wei
Title:	SVP & General Manager

FIRST AMENDMENT

Health Net, Inc.

National City Bank

By:	/s/ William R. McDonnell
Name:	William R. McDonnell
Title:	Senior Vice President

FIRST AMENDMENT

Health Net, Inc.

Bank of Taiwan Los Angeles Branch

By:	/s/ Ton-Yuan Yeh
Name:	Ton-Yuan Yeh
Title:	SVP & General Manager

FIRST AMENDMENT

Health Net, Inc.